schwz-house
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                              Shareholder Accounts
                              c/o MGF Service Corp.
                                  P.O. Box 5354
                            Cincinnati, OH 45201-5354
                                 1-800-543-0407

                                Corporate Offices
                               3707 W. Maple Road
                           Bloomfield Hills, MI 48301
                                 (248) 644-8500
                               Fax (248) 644-4250

                               Schwartz Value Fund

Dear Fellow Shareowner:

       Mergers, acquisitions and corporate restructuring activity have picked up recently, producing positive results for Schwartz Value Fund. These extraordinary corporate transactions helped boost the Fund's investment performance during the first six months of 1997 to 14.9% vs. 9.3% for the Russell 2000. Corporate acquirors have found several of our companies to be the object of their affection.
       Core Industries Inc. ($24), the Fund's second largest position, is finally living up to our expectations. The value surfaced when United Dominion Industries offered to buy Core at $25 per share in cash. With an average cost of $12, the Fund experienced more than a 100% gain over a three-year holding period.
       American List Corporation has been acquired by Snyder Communications in a tax-free stock swap valued at the equivalent of $29 per share, versus the Fund's cost of $24.
       North American Mortgage Company ($24) is being bought by Dime Savings Bank in a tax-free exchange at roughly $25 per share, a nice premium to our cost of $17.80.
     Stanhome Inc. ($33), Thomas Nelson Inc. ($13) and Leucadia National Corporation ($31) have recently divested unprofitable or low-margin divisions at attractive prices. The companies used the proceeds to pay down debt and repurchase shares. The market has rewarded this fiscal prudence with higher stock prices in each case. These fundamentally solid companies are now even more financially well positioned to prosper over the next several years.
       Our largest holding, Ottawa Financial Corporation ($24), continues to improve profitability through reduced expenses and elimination of redundancies resulting from its acquisition of Ameribank in Grand Rapids last year. Ottawa's board recently announced another 5% stock buy back, as a way to further lever excess capital and increase the return on shareholders' equity.
       TriMas Corporation ($28) has completed four small acquisitions since the first of the year, all of which will be additive to earnings in 1997. Importantly, each acquisition was a niche business complementary to TriMas' existing manufacturing operations, which should result in synergies down the road.
       As the general stock market continues to move higher, it's interesting to observe the concentration of institutional buying in a very small number of stocks. In other words, the bull market leadership is getting narrower and narrower. Led by the index funds, a massive amount of capital is pouring into the shares of Microsoft, Intel, General Electric, Cisco Systems, Motorola and Coca-Cola. These six stocks alone, have accounted for approximately one-quarter of the advance in the S&P 500 this year. With the average price-earnings ratio on these behemoths over 40, believe me, there's no hidden value in these stocks. The liquidity premium the market is placing on these ultra-popular stocks is approaching a mania.
       The SVF portfolio, on the other hand, is composed of mostly unpopular stocks, selling at prices that do not currently reflect their intrinsic value. When they become popular, their stock prices will reflect their intrinsic value and we'll sell them and buy other unpopular stocks. This process requires independent thinking, good research, fortitude and patience, but the favorable risk-reward ratio associated with this style of investing is comforting in an increasingly extended bull market.
                                   Sincerely,
                               SCHWARTZ VALUE FUND

                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President
July 24, 1997

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (Unaudited)
                                                                                                        MARKET
SHARES               COMMON STOCK -- 92.1%                                                               VALUE
                     APPAREL & TEXTILES - 6.6%
       235,000       K-Swiss Inc.-- Class A.................................................       $ 3,701,250
        19,300       Nautica Enterprises, Inc.*.............................................           510,244
                                                                                                   -----------
                                                                                                     4,211,494
                                                                                                   -----------

                     BUILDING MATERIALS AND CONSTRUCTION - 5.0%
        20,000       ABT Building Products Corporation*.....................................           525,000
       130,000       C. Brewer Homes, Inc.*.................................................           260,000
        40,000       Gardner Denver Machinery Inc. *........................................         1,190,000
        24,000       Industrial Acoustics Company, Inc......................................           205,500
        51,000       MLX Corp. *............................................................           749,063
        40,000       Schuler Homes, Inc. *..................................................           230,000
                                                                                                   -----------
                                                                                                     3,159,563
                                                                                                   -----------

                     CONSUMER PRODUCTS -- DURABLES - 10.1%
        40,000       Craftmade International, Inc...........................................           310,000
       170,000       Griffon Corporation *..................................................         2,326,875
        70,000       HMI Industries Inc.....................................................           420,000
        75,000       Stanhome Inc...........................................................         2,465,625
        45,000       Sturm, Ruger & Company, Inc............................................           883,125
                                                                                                   -----------
                                                                                                     6,405,625
                                                                                                   -----------

                     CONSUMER PRODUCTS -- NONDURABLES - 7.5%
        20,000       Helen of Troy Limited*.................................................           512,500
       600,000       Pentech International, Inc.*...........................................         1,500,000
        20,000       The Scotts Company*....................................................           580,000
        20,000       Standex International Corporation .....................................           600,000
        11,950       Velcro Industries N.V..................................................           979,900
         9,200       Weyco Group, Inc.......................................................           598,000
                                                                                                   -----------
                                                                                                     4,770,400
                                                                                                   -----------

                     ENERGY & MINING - 3.9%
        50,000       Dravo Corporation *....................................................           543,750
        70,000       Forest Oil Corporation*................................................         1,028,125
        50,000       Input/Output, Inc.*....................................................           906,250
                                                                                                   -----------
                                                                                                     2,478,125
                                                                                                   -----------

                                                                                                        MARKET
SHARES               COMMON STOCK -- 92.1%                                                               VALUE
                     FINANCE -- BANKING & THRIFTS - 9.8%
         7,500       Calumet Bancorp, Inc.*.................................................      $    277,500
        25,000       Coastal Bancorp, Inc...................................................           743,750
        60,000       Flagstar Bancorp, Inc.*................................................           975,000
        15,000       MSB Bancorp, Inc.......................................................           301,875
       165,000       Ottawa Financial Corporation...........................................         3,691,875
         8,100       Peoples Bancorp........................................................           186,300
                                                                                                   -----------
                                                                                                     6,176,300
                                                                                                   -----------

                     FINANCE -- INSURANCE - 10.8%
        45,000       The Commerce Group, Inc................................................         1,108,125
       100,000       Leucadia National Corporation..........................................         3,093,750
        20,000       MMI Companies, Inc.....................................................           522,500
       200,000       Unico American Corporation.............................................         2,125,000
                                                                                                   -----------
                                                                                                     6,849,375
                                                                                                   -----------

                     FINANCE -- MISCELLANEOUS - 1.7%
        24,276       First of Michigan Capital Corporation *................................           355,037
        30,000       North American Mortgage Company........................................           710,625
                                                                                                   -----------
                                                                                                     1,065,662
                                                                                                   -----------

                     FOOD & TOBACCO - 1.8%
        40,000       UST Inc................................................................         1,110,000
                                                                                                   -----------

                     HEALTHCARE - 4.3%
        10,000       America Service Group Inc. *...........................................           140,000
        15,000       Health Care & Retirement Corporation *.................................           500,625
         5,000       Hologic, Inc.*.........................................................           133,125
        55,000       Lunar Corporation*.....................................................         1,196,250
        40,000       Transition Systems, Inc.*..............................................           727,500
                                                                                                   -----------
                                                                                                     2,697,500
                                                                                                   -----------

                     INDUSTRIAL PRODUCTS & SERVICES - 11.9%
       145,900       Core Industries Inc....................................................         3,611,025
        30,000       Greif Brothers Corporation-- Class A...................................           810,000
        50,000       Maritrans Inc..........................................................           387,500
        10,055       M.H. Rhodes, Inc.*.....................................................            30,165
        40,000       TriMas Corporation.....................................................         1,125,000
       225,000       UNR Industries, Inc....................................................         1,546,875
                                                                                                   -----------
                                                                                                     7,510,565
                                                                                                   -----------

                                                                                                        MARKET
SHARES               COMMON STOCK -- 92.1%                                                               VALUE
                     PRINTING & PUBLISHING - 4.2%
        27,000       American List Corporation..............................................     $     813,375
           465       The Detroit Legal News Company *.......................................            47,663
       100,000       Thomas Nelson, Inc.....................................................         1,387,500
         9,800       Value Line, Inc........................................................           423,850
                                                                                                   -----------
                                                                                                     2,672,388
                                                                                                   -----------

                     REAL ESTATE - 1.0%
        16,499       I. Gordon Corporation*.................................................           144,366
            15       LaFourche Realty Company, Inc..........................................            62,250
        25,000       Malan Realty Investors, Inc............................................           443,750
                                                                                                   -----------
                                                                                                       650,366
                                                                                                   -----------

                     RETAIL - 1.3%
           900       Dart Group Corporation.................................................            92,475
       100,000       Ellett Brothers, Inc...................................................           500,000
        76,500       Evans, Inc.*...........................................................            99,210
        20,000       The Good Guys, Inc.*...................................................           112,500
                                                                                                   -----------
                                                                                                       804,185
                                                                                                   -----------

                     TECHNOLOGY & ELECTRONICS - 8.4%
        33,500       Astrosystems, Inc.*....................................................           175,875
       120,000       Data Research Associates, Inc..........................................         1,500,000
        75,000       Nematron Corporation *.................................................           496,875
        50,000       Rainbow Technologies, Inc.*............................................           943,750
        30,000       SPSS Inc.*.............................................................           870,000
        60,000       Universal Electronics Inc. *...........................................           405,000
        50,000       X-Rite, Incorporated...................................................           950,000
                                                                                                   -----------
                                                                                                     5,341,500
                                                                                                   -----------

                     TRANSPORTATION - 0.5%
        35,800       The Morgan Group, Inc..................................................           304,300
                                                                                                   -----------

                     MISCELLANEOUS - 0.1%
        12,500       Bull & Bear Group, Inc.-- Class A*.....................................            35,156
                                                                                                   -----------

                     CLOSED-END FUNDS - 3.2%
        52,500       Royce Global Trust, Inc................................................           262,500
        90,000       Royce Micro-Cap Trust, Inc.............................................           808,593
        60,000       Scudder New Europe Fund, Inc...........................................           990,000
                                                                                                   -----------
                                                                                                     2,061,093
                                                                                                   -----------

                                TOTAL COMMON STOCK (COST $43,854,162).......................        58,303,597
                                                                                                   -----------

SHARES                                                                                                  MARKET
PAR VALUE            COMMON STOCK -- 92.1%                                                               VALUE
                     PREFERRED STOCK - 0.2% (COST $132,739)
        35,000       Telos Corporation, 12% Cumulative Exchangable Preferred.................          109,375
                                                                                                   -----------

                     U.S. GOVERNMENT & AGENCY BONDS - 3.2%
    $1,000,000       U.S. Treasury Notes, 6.00%, 11/30/97...................................         1,001,563
    $1,000,000       Federal Farm Credit Bank , 5.45%, 03/03/98.............................           997,520
                                                                                                   -----------

                     TOTAL U.S. GOVERNMENT & AGENCY BONDS
                            (COST $1,997,187)...............................................         1,999,083
                                                                                                   -----------

                     REPURCHASE AGREEMENTS(1)- 4.4% (COST $2,798,000)
                     Fifth Third Bank, 5.07%, dated 06/30/97, due 07/01/97,
                             repurchase proceeds $2,798,394.................................         2,798,000
                                                                                                   -----------


                     TOTAL INVESTMENTS - 99.9%  (COST $48,782,088)..........................        63,210,055
                                                                                                   -----------

                     OTHER ASSETS IN EXCESS OF OTHER
                            LIABILITIES - 0.1%..............................................            80,867
                                                                                                   -----------

                     NET ASSETS - 100%......................................................       $63,290,922
                                                                                                   ===========

* Non-income producing securities.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
ASSETS
Investments, at market value (cost of $48,782,088) (Note 1)  ................................     $ 63,210,055
Cash ........................................................................................           13,359
Dividends and interest receivable............................................................           69,831
Receivable for securities sold...............................................................          841,875
Receivable for capital shares sold...........................................................           15,375
Other assets.................................................................................            6,332
                                                                                                  ------------
     TOTAL ASSETS............................................................................       64,156,827
                                                                                                  ------------

LIABILITIES
Payable for capital shares redeemed..........................................................              250
Payable for securities purchased.............................................................          616,563
Accrued investment advisory fees (Note 2)....................................................          217,531
Other accrued expenses and liabilities.......................................................           31,561
                                                                                                  ------------
     TOTAL LIABILITIES.......................................................................          865,905
                                                                                                  ------------

NET ASSETS...................................................................................     $ 63,290,922
                                                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital..............................................................................     $ 45,803,332
Accumulated undistributed net realized gains on investments..................................        3,006,948
Undistributed net investment income..........................................................           52,675
Net unrealized appreciation on investments...................................................       14,427,967
                                                                                                  ------------

NET ASSETS ..................................................................................     $ 63,290,922
                                                                                                  ============

Shares of beneficial interest outstanding (unlimited number of
       shares authorized, no par value)......................................................        2,599,623
                                                                                                  ============

Net asset value, redemption price, and offering price per share..............................     $      24.35
                                                                                                  ============




See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (Unaudited)
INVESTMENT INCOME
  Dividends..................................................................................     $    480,118
  Interest...................................................................................          132,465
                                                                                                  ------------
     TOTAL INVESTMENT INCOME.................................................................          612,583
                                                                                                  ------------

EXPENSES
  Investment advisory fees (Note 2)..........................................................          426,326
  Administration, accounting, and transfer agent fees and expenses (Note 2)..................           59,883
  Trustees' fees and expenses................................................................           34,553
  Legal and audit fees.......................................................................           18,572
  Insurance expense..........................................................................            9,088
  Reports to shareholders....................................................................            6,602
  Custodian fees.............................................................................            4,362
  Registration fee...........................................................................              522
                                                                                                  ------------
     TOTAL EXPENSES..........................................................................          559,908
                                                                                                  ------------

NET INVESTMENT INCOME........................................................................           52,675
                                                                                                  ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains on investments..........................................................        2,957,902
  Net change in unrealized appreciation on investments.......................................        5,341,746
                                                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS.............................................        8,299,648
                                                                                                  ------------

NET CHANGE IN NET ASSETS FROM OPERATIONS.....................................................     $  8,352,323
                                                                                                  ============



See notes to financial statements.

                                                                             Six Months
SCHWARTZ VALUE FUND                                                             Ended                 Year
STATEMENTS OF CHANGES IN NET ASSETS                                         June 30, 1997            Ended
For the Periods Ended June 30, 1997 and December 31, 1996                    (Unaudited)          Dec. 31, 1996
FROM OPERATIONS
    Net investment income (loss).........................................  $        52,675       $     (45,028)
    Net realized gains on investments....................................        2,957,902           5,144,508
    Net change in unrealized appreciation on investments  ...............        5,341,746           3,932,331
                                                                           ---------------       -------------
Net increase in net assets from operations...............................        8,352,323           9,031,811
                                                                           ---------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net realized gains on investments...............................               --          (4,922,816)
                                                                           ---------------       -------------
Net decrease in net assets from distributions to shareholders............               --          (4,922,816)
                                                                           ---------------       -------------

FROM CAPITAL SHARE TRANSACTIONS (A)
    Proceeds from shares sold............................................        4,368,285           5,572,508
    Reinvestment of distributions........................................               --           4,524,185
    Payments for shares redeemed.........................................      (4,534,814)         (12,237,448)
                                                                           ---------------       -------------
Net decrease in net assets from capital share transactions...............        (166,529)          (2,140,755)
                                                                           ---------------       -------------

TOTAL INCREASE IN NET ASSETS.............................................        8,185,794           1,968,240
                                                                           ---------------       -------------

NET ASSETS
  Beginning of period....................................................       55,105,128          53,136,888
                                                                           ---------------       -------------
  End of period..........................................................  $    63,290,922       $  55,105,128
                                                                           ===============       =============

UNDISTRIBUTED NET INVESTMENT INCOME                           ...........  $        55,675                  --
                                                                           ===============       =============


(A) SUMMARY OF CAPITAL SHARE ACTIVITY
    Shares sold..........................................................          202,122             264,865
    Shares issued in reinvestment of distributions to shareholders.......               --             213,506
    Shares redeemed......................................................         (203,553)           (580,219)
    Net decrease in shares outstanding...................................           (1,431)           (101,848)
                                                                           ---------------       -------------
    Shares outstanding, beginning of period..............................        2,601,054           2,702,902
                                                                           ---------------       -------------
    Shares outstanding, end of period....................................        2,599,623           2,601,054
                                                                           ===============       =============


See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                 Six Months
                                                   Ended        Year             Year             Year            July 20, 1993(A)
                                               June 30, 1997    Ended            Ended            Ended           to
                                                (Unaudited)     Dec. 31, 1996    Dec. 31, 1995    Dec. 31, 1994   Dec. 31, 1993

NET ASSET VALUE AT BEGINNING
   OF PERIOD...................................     $21.19       $19.66          $18.12           $20.97          $19.71
                                                   -------      -------         -------          -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................       0.02        (0.02)          (0.03)           (0.05)          (0.06)
   Net realized  and unrealized gains
       (losses) on investments ................       3.14         3.61            3.09            (1.37)           1.95
                                                   -------      -------         -------          -------         -------
Total from investment operations .............        3.16         3.59            3.06            (1.42)           1.89
                                                   -------      -------         -------          -------         -------

LESS DIVIDENDS AND DISTRIBUTIONS
  From net realized capital gains on investments        --        (2.06)          (1.52)           (1.36)          (0.63)
  In excess of net realized gains on investments        --           --              --            (0.07)             --
                                                   -------      -------         -------          -------         -------
Total dividends and distributions..............         --        (2.06)          (1.52)           (1.43)          (0.63)
                                                   -------      -------         -------          -------         -------

NET ASSET VALUE AT END OF PERIOD...............     $24.35       $21.19          $19.66           $18.12          $20.97
                                                   =======      =======         =======          =======         =======

TOTAL RETURN...................................      30.1%(C)     18.3%           16.9%           (6.8)%            9.6%(B)

RATIOS/SUPPLEMENTARY DATA
Ratio of expenses to average net assets........      1.97%(C)     1.97%           2.00%            2.01%           2.13%(C)

Ratio of net investment income
  (loss) to average net assets.................      0.19%(C)   (0.08)%         (0.18)%          (0.36)%         (0.63)%(C)

Portfolio turnover rate........................        47%(C)       50%             70%              78%             65%(C)

Average commission rate........................   $0.0469      $0.0454              --               --              --

Net assets at end of period (000's)............   $63,291      $55,105         $53,137          $45,097         $40,704

(A)  Commencement of operations.
(B)  Not annualized.
(C)  Annualized.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

1.  Significant Accounting Policies

Schwartz Value Fund (the "Fund") is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in basic value common stocks. This investment in common stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

       (a) Valuation of investments -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of business on the day of valuation, or if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation, and; securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value.

       (b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income taxes is necessary.

       The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles ("GAAP"), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes.

       (c) Security transactions and investment income -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

       (d) Dividends and distributions -- Dividends from net investment income and net capital gains are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

       (e) Estimates -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  Investment Advisory Agreement and Transactions with Related Parties

The President of the Fund is also the President and Chief Investment
Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the "Distributor"). Certain other trustees and officers of the Fund are officers of the Adviser or of Countrywide Fund Services, Inc., ("CFS"), the administrative, accounting, and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment, and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the exclusive agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to an Administration, Accounting, and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays CFS a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3.  Investment Transactions

Purchases and proceeds from sales and maturities of investments other than short-term investments, for the six months ended June 30, 1997, were $10,372,901 and $12,524,308, respectively. As of June 30, 1997, net unrealized appreciation of securities was $14,289,873 for federal income tax purposes of which $15,707,494 related to appreciated securities and $1,417,621 related to depreciated securities. The aggregate cost of investments at June 30, 1997, for federal income tax purposes was $48,920,182.

Schwartz Value Fund
a series of
SCHWARTZ INVESTMENT TRUST
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

Board of Trustees
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz

Officers
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L Platte, Jr., CFA, Vice President/Secretary
Cynthia M. Dickinson, Treasurer
Robert G. Dorsey, CPA, Assistant Vice President
John F Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer

Investment Adviser
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Distributor
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Custodian
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Administrator
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201

Auditors
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

Legal Counsel
SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Schwartz Value Fund is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.

                                    SCHWARTZ
                                   VALUE FUND


                                  a series of


                                    SCHWARTZ
                                INVESTMENT TRUST

                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)
                            for the six months ended
                                  JUNE 30, 1997